FOURTH AMENDMENT TO MIRAGE RESORTS, INCORPORATED
               NON-QUALIFIED DEFERRED COMPENSATION PLAN

WHEREAS,   Mirage  Resorts,  Incorporated  maintains  a  Non-Qualified
Deferred Compensation Plan effective as of February 1, 1997, as amended by a First Amendment thereto effective as of February 20, 1997, a Second Amendment thereto effective as of February 1, 1998 and a Third Amendment thereto effective as of February 15, 1999 (as so amended, the "Deferred Compensation Plan"); and

WHEREAS, the Board of Directors desires to amend further the terms of the Deferred Compensation Plan in certain respects as permitted by
Section 8.4 of the Deferred Compensation Plan;

NOW, THEREFORE, it is declared as follows:

      1. AMENDMENT TO SECTION 6.5. Section 6.5 of the Deferred Compensation Plan is amended to add, following the word "appointment" at the end of the last sentence thereof, the following:

          ", or (iii) Mirage Resorts, Incorporated consummates a merger with a wholly owned subsidiary of MGM Grand, Inc., a Delaware corporation ("MGM"), pursuant to an agreement and plan of merger approved by the Board of Directors, as a result of which Mirage Resorts, Incorporated becomes a subsidiary of MGM."

      2. OTHER CAPITALIZED TERMS. Except as otherwise expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Deferred Compensation Plan.

      3. CONFIRMATION. In all other respects, the terms of the Deferred Compensation Plan are hereby confirmed and shall remain in full force and effect.

           IN  WITNESS  WHEREOF,  Mirage   Resorts,  Incorporated  has
caused this document to be executed by its duly authorized officer effective as of March 4, 2000.

                              MIRAGE RESORTS, INCORPORATED

                              JAMES E. PETTIS
                              ----------------------------------------
                              By:  James E. Pettis
                              Title:  Vice President - Risk Management










                              EXHIBIT 10.1